UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2004

Reptron Electronics, Inc.

401(k) Retirement Savings Plan

(Exact name of registrant as specified in its charter)

Florida	000-23426	38-2081116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13700 Reptron Boulevard, Tampa, Florida 33626

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 854-2000

N/A

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

(a) On June 22, 2004, the Reptron Electronics, Inc. 401(k) Retirement Savings Plan (the “Plan”) dismissed its independent auditor, Grant Thornton LLP (“Grant Thornton”) for the year ending December 31, 2003. This action was approved by the Administrator of the Plan and the Audit Committee of Reptron Electronics, Inc. The audit reports of Grant Thornton on the financial statements of the Plan for fiscal years ended December 31, 2002 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In addition, during the Plan’s fiscal years ended December 31, 2002 and December 31, 2001 and through June 22, 2004, there was no disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton LLP to make reference to the subject of that disagreement in its reports on the Plan’s financial statements for those fiscal periods. During the fiscal years ended December 31, 2002 and December 31, 2001 and through June 22, 2004, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Plan provided a copy of the foregoing disclosures to Grant Thornton prior to the date of the filing of this report and requested Grant Thornton to furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements in this Item 4(a). A copy of the letter furnished by Grant Thornton in response to that request (as required by Item 304(a)(3) of Regulation S-K), dated June 24, 2004, is filed herewith as Exhibit 16.1 to this Form 8-K.

(b) Kirkland, Russ, Murphy & Tapp (“KRMT”) was engaged as the Plan’s new independent accountants on June 2, 2004. During the two most recent fiscal years ended December 31, 2002 and December 31, 2001 and the interim period preceding the engagement of KRMT, the Plan has not consulted with KRMT regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements, and either a written report or oral advice was provided to the Plan by KRMT that KRMT concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or “reportable event,” as those terms are used in Item 304(a)(1) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

EXHIBIT NO.	DESCRIPTION

16.1	Letter from Grant Thornton LLP, dated June 24, 2004 to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REPTRON ELECTRONICS, INC. 401(K) RETIREMENT SAVINGS PLAN

June 25, 2004	By:	REPTRON ELECTRONICS, INC., PLAN ADMINISTRATOR

	By:	/s/ Paul J. Plante
Paul J. Plante
President, Chief Executive Officer and Principal Accounting Officer

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT

16.1	Letter from Grant Thornton LLP dated June 24, 2004 to Securities and Exchange Commission regarding change in certifying accountant.